UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2014

Date of Report (Date of earliest event reported)

GOLDSPAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

102 North Curry Street, Carson City, Nevada 89703

(Address of Principal Executive Offices (Zip Code)

(775) 461-3445

(Registrant's telephone number, including area code)

NA

(Former Address of Principal Executive Offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the implementation of the Company’s business plan,.; our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of oral delivery systems for a variety of drugs and general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

EXPLANATORY NOTE

Goldspan Resoucres, Inc. is filing this Amendment No. 1 to its Form 8-k filed August 7, 2014.  This Amendment No. 1 is being filed to provide pro forma financial statements.

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This Amendment No. 1 does not affect the original financial statements or footnotes as originally filed.

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This Amendment No. 1 does not affect any other sections of the filing.

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This Amendment No. 1 does not reflect events that have occurred after the original filing of the Form 8-K.

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This Amendment No. 1 should be read in conjunction with the original filing of the Form 8-K and other filings made with the Securities and Exchange Commission subsequent to the filing of the original Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(b) Pro forma financial information.

Pursuant to Rule 8-05 of Regulation S-X (17CFR 210), the unaudited pro forma combined balance sheet and statements of operations of Goldspan Resources, Inc., SJE Mining LLC, a Nevada entity, for the period ended April 30, 2014, along with the notes to such unaudited pro forma consolidated financial information, are filed herewith.

GOLDSPAN RESOURCES, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA COMBINED BALANCE SHEET

AS OF APRIL 30, 2014

	Goldspan		Pro Forma
	Resources,	SJE Mining	Adjustments		Pro Forma
	Inc.	LLC	Debit	Credit	Combined

ASSETS
Current assets:
Cash	$7	$47,977			$47,984
Prepaid expense					-
Total current assets	7	47,977			47,984

Mineral rights	-				-

Total assets	$7	$47,977			$47,984

LIABILITIES AND DEFICIT

Current liabilities:
Accounts payable	$31,490	$2,825			$34,315
Accrued expenses	82,471	1,222			83,693
Notes payable	110,000	-			110,000
Shareholder loans	39,938	50,000			89,938
Total current liabilities	263,899	54,047			317,946

Total Liabilities	263,899	54,047			317,946

Stockholders' Equity (Deficit):
Preferred stock: $0.001 par value; authorized 10,000,000 shares; issued and outstanding: none issued and outstanding	-				-
Common stock: $0.001 par value; authorized 400,000,000 shares; issued and outstanding: 80,449,631	80,450	800	800	2,000	82,450
Additional paid-in capital	1,434,332		1,779,874	345,542	-
Accumulated deficit during development stage	(1,778,674)	(6,870)	345,542	1,778,674	(352,412)
Total stockholders' deficit	(263,892)	(6,070)			(269,962)

Total liabilities and stockholders' deficit	$7	$47,977			$47,984

See notes to pro forma combined financial statements.

GOLDSPAN RESOURCES, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED APRIL 30, 2014

	Goldspan		Pro Forma
	Resources,	SJE Mining	Adjustments		Pro Forma
	Inc.	LLC	Debit	Credit	Combined

Revenues	$-	$-			$-

Operating expenses:
Management fees	-	-			-
Professional fees	23,971	5,000		23,971	5,000
Option fees	-	-			-
General and administrative	621	650		621	650
Total operating expenses	24,592	5,650			5,650

Other income (expense):
Interest expense	(8,250)	(1,221)		(8,250)	(1,221)
Total other (income) expense	(8,250)	(1,221)			(1,221)

Loss before income taxes	(32,842)	(6,871)			(6,871)
Provision for income taxes	-	-			-

Net loss	$(32,842)	$(6,871)			$(6,871)

Basic and diluted net loss per common share					$(0.00)

Basic and diluted weighted average number of common shares outstanding					280,449,631

See notes to pro forma combined financial statements.

GOLDSPAN RESOURCES, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2013

	Goldspan		Pro Forma
	Resources,	SJE Mining	Adjustments		Pro Forma
	Inc.	LLC	Debit	Credit	Combined

Revenues	$-	$-			$-

Operating expenses:
Management fees	326,164	-		326,164	-
Professional fees	401,944	-		401,944	-
Option fees	315,000	-		315,000
General and administrative	5,849	-		5,849	-
Total operating expenses	1,048,957	-			-

Other income (expense):
Interest expense	6,720	-		6,720	-
Total other (income) expense	6,720	-			-

Loss before income taxes	(1,042,237)	-			-
Provision for income taxes	-	-			-

Net loss	$(1,042,237)	$-			$-

Basic and diluted net loss per common share					$0.00

Basic and diluted weighted average number of common shares outstanding					275,242,097

See notes to pro forma combined financial statements.

GOLDSPAN RESOURCES, INC. AND SJE MINING LLC

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1.

BASIS OF PRESENTATION FOR PRO FORMA FINANCIAL STATEMENT

On July 31, 2014, Goldspan Resources Inc. ( "Goldspan", "we", "our" or the "Company") entered into a Asset Purchase Agreement (the " Purchase Agreement") with SJE Mining LLC, a Nevada entity, ("SJE" or "SJE Mining" whereby the Company issued to SJE a total of 200 million shares of Goldspan $0.001 par value common stock in consideration for the acquisition of mining claims located in Washoe County, Nevada (the "Pyramid Claims") and mining claims located in Churchill County, Nevada (the ("Trinity Claims"). The Pyramid Claims and Trinity Claims are together known as the "Mining Claims". The 200 million restricted shares of Goldspan common stock issued to SJE at closing represent approximately 71% of the post-closing issued and outstanding shares of Goldspan common stock. In addition, we assumed $150,000 of SJE's liabilities represented by three promissory notes totaling $150,000. Upon repayment of all three promissory notes, each of the Note Holders will be issued 87,500 shares of the Company's common stock. Also in connection with the Agreement, holders of $110,000 of Goldspan's outstanding debt have released any and all claims due and owing by Goldspan such debt holders in consideration for the issuance to the debt holders of 255,440 shares of such Series B preferred stock. Holders of the Series B preferred shares are entitled to 100 votes per share of such preferred stock on any matters brought to a vote of the shareholders. In addition, Goldspan, shall have the right to redeem the Series B Preferred Shares, (or prorate, at the resulting per preferred share redemption price) for the sum of $150,000 for a period of 120 days following the Closing Date (July 31, 2014).

As a result of the transactions effected by the Purchase Agreement, at closing Goldspan's sole business activity will be the exploration of the Mining Claims. SJE is a development stage company with limited operations to date. Its sole business to date has been the acquisition of the Mining Claims.

Upon closing of the share exchange with SJE, there will be a change of control and a change in the business of Goldspan. The asset acquisition will be treated as a reverse merger and will be reported as a recapitalization.

The unaudited pro forma combined financial statements have been developed from the audited records of Goldspan as of July 31, 2013and for the year then ended and the unaudited records of SJE as of April 30, 2014 and for the period from inception (March 25, 2014) through April 30, 2014.

The unaudited pro forma combined balance sheet as of April 30, 2014 is based upon the historical financial statements of Goldspan and SJE. The unaudited pro forma combined balance sheet is presented as if the reverse merger had occurred on April 30, 2014, and the pro forma combined statements of operations are presented as if the transactions had occurred on August 1, 2012.

The pro forma combined financial statements should be read in conjunction with the historical financial statements and the related notes thereto for the year ended July 31, 2013 included in Form 10-K and the historical financial statements and the related notes thereto for the nine months ended April 30, 2014 included in Form 10-Q for Goldspan Resources, Inc. The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the acquisition of assets actually occurred on the dates assumed nor is it necessarily indicative of the Company's future consolidated results of operations or financial position.

2.

PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited combined financial statements are as follows:

(1)  Net effect of the elimination of all of the assets, liabilities and operations of Goldspan.

(2)  Recapitalization due to reverse merger of Goldspan and SJE.

3.

STOCKHOLDERS' DEFICIT

Goldspan is authorized to issue 10,000,000 shares of its $0.001 par value preferred stock. No share have been issued.

Goldspan is authorized to issue 400,000,000 shares of its $0.001 par value common stock.

Upon closing of the reverse merger acquisition, the Company had 280,449,631 shares of common stock issued and outstanding. The pro-forma consolidated balance sheet as of April 30, 2014 is presented as if the reverse merger acquisition had occurred on April 30, 2014.

4.

SUBSEQUENT EVENTS

Subsequent to April 30, 2014, the Company acquired mineral rights to the following properties.

Pyramid

On May 27, 2014, the Company acquired the mineral rights to seven 20-acre lode claims located in Washoe County, NV. The claims were registered on behalf of the Company with U.S. Department of the Interior, Bureau of Land Management, at a cost of $1,648.

Pursuant to a mining lease and option to purchase agreement dated April 15, 2014, the Company acquired mineral rights to three lode claims located in Washoe County, NV, subject to a 1.5% net smelter royalty on a year-to-year basis from Steve Jones, a member of the Company. This lease is for an initial term of 10 years and may be extended based on certain circumstances as more fully described in the related agreement. Within two months of execution of the agreement the Company was required to pay $2,500, which was paid prior to June 30, 2014. Until production is achieved from the property, the Company is required to make advance minimum royalty payments each agreement date anniversary as follows:

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$  5,000 - due after first

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$10,000 - due after second

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$20,000 - due after third

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$25,000 - due after forth

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$25,000 - subsequent anniversaries

The Company has the exclusive right and option to purchase these three lode claims, subject to the net smelter royalty reserved by the owner. The Company may exercise the option at any time following the commencement of a pre-feasibility study. The purchase price of the three lode claims is $125,000. All advance royalty payments made by the Company will be credited against the purchase price. In the event the Company has paid more than the $125,000 purchase price to the owner, the balance in excess of $125,000 will be applied as an advance royalty payment against the 1.5% net smelter royalty. The advance minimum royalty payment following exercise of the purchase option but prior to commencement of production is $25,000, payable on the agreement anniversary date. The Company also has the right and option to purchase up to 1.0% of the net smelter royalty at any time after the purchase of the property for $4,000,000.

West Trinity

On May 27, 2014, the Company acquired the mineral rights to twenty-three 20-acre lode claims located in Churchill County, NV. The claims were registered on behalf of the Company with U.S. Department of the Interior, Bureau of Land Management, at a cost of $5,333.

Pursuant to a mining lease and option to purchase agreement dated April 15, 2014, the Company acquired mineral rights to one lode claim located in Churchill County, NV, subject to a 1.5% net smelter royalty on a year-to-year basis from Steve Jones, a member of the Company. This lease is for an initial term of 10 years and may be extended based on certain circumstances as more fully described in the related agreement. Within two months of execution of the agreement the Company was required to pay $2,500, which was paid prior to June 30, 2014. Until production is achieved from the property, the Company is required to make advance minimum royalty payments each agreement date anniversary as follows:

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$  5,000 - due after first

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$10,000 - due after second

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$20,000 - due after third

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$25,000 - due after forth

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$25,000 - subsequent anniversaries

The Company has the exclusive right and option to purchase these three lode claims, subject to the net smelter royalty reserved by the owner. The Company may exercise the option at any time following the commencement of a pre-feasibility study. The purchase price of the three lode claims is $125,000. All advance royalty payments made by the Company will be credited against the purchase price. In the event the Company has paid more than the $125,000 purchase price to the owner, the balance in excess of $125,000 will be applied as an advance royalty payment against the 1.5% net smelter royalty. The advance minimum royalty payment following exercise of the purchase option but prior to commencement of production is $25,000, payable on the agreement anniversary date. The Company also has the right and option to purchase up to 1.0% of the net smelter royalty at any time after the purchase of the property for $4,000,000.

Subsequent to June 30, 2014, the Company entered into the following debt agreement.

On June 30, 2014, the Company entered into a Promissory Note agreement in the amount of $50,000 with an unrelated third party. The Company received $50,000 in connection with this note on July 7, 2014. Since the Company received the funds after June 30, 2014, the note was not recorded as a liability in the accompanying financial statements. This note bears interest at 10% per annum, is due in full October 1, 2014 and is secured by the Company's mining rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPAN RESOURCES , INC.

Date: August 25, 2014	By:	/s/ Phillip Allen
Phillip Allen
President